PROJECT PROFILE
42nd & Central Columbia Heights, MN

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust ("HIT") is helping to finance the $21.9 million 42nd & Central (the Project), a 62- unit, 100% affordable multifamily development in Columbia Heights, MN, a suburb north of Minneapolis. Project amenities include a dedicated playground, fitness and community space, a dog run and resident storage lockers. The building will feature an elevator, on-site management and leasing offices, controlled entrances, ample parking, central air conditioning and in-unit washer/dryers.

HIT ROLE	As part of its Midwest@Work Initiative, the HIT is providing $10.6 million in financing to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. Since 1991, the HIT has financed 107 projects in Minnesota, including 77 in the Twin Cities, all built using 100% union construction labor.
SOCIAL IMPACT	In addition to important economic impacts detailed below, each of the Project's 62 units will be restricted to households earning 60% or less of the Twin Cities Metro's Area Median Income.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $10.6 Million	Total Development Cost $21.9 Million	62 Units (100% affordable)	140,880 Hours of Union ConstructionWork Generated	$6.1 Million Tax revenue generated	$41.0 Million Total economic benefit

  *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | 42nd & Central – Columbia Heights, MN

“This financing shows how the labor and resources of union workers are dedicated every day to creating more affordable housing and further economic development in Minnesota and the Midwest.”

—Dan McConnell, Business Manager Minneapolis Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com